UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026
_______________________________________________
FATHOM HOLDINGS INC.
(Exact name of registrant as specified in its charter)
_______________________________________________

North Carolina
(State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)
2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 888-455-6040
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on June 16, 2026, Fathom Holdings Inc. (the “Company”) appointed Adam Rothstein and Daniel Weinmann as the Company’s Interim Chief Executive Officer and Chief Financial Officer, respectively. At the time of the announcement, no determination had been made regarding the salary or compensation of either Mr. Rothstein or Mr. Weinmann.

On June 24, 2026, the Company’s Compensation Committee (the “Committee”) approved a salary for Mr. Rothstein of $30,000 per month, effective as of June 16, 2026.

Additionally, on June 24, 2026, Mr. Weinmann and the Company entered into an employment agreement (the “Weinmann Employment Agreement”), effective as of June 16, 2026. Pursuant to the Weinmann Employment Agreement, the Company has agreed to provide Mr. Weinmann with a base salary of $300,000 per year (the “Base Salary”). In addition to the Base Salary, the Company has agreed to provide a discretionary annual bonus with a target amount of up to 30% of the Base Salary, contingent upon the satisfaction of pre-established annual objectives as determined by the Committee prior to the commencement of each fiscal year.

In the event Mr. Weinmann’s employment is terminated by the Company without Cause or by Mr. Weinmann for Good Reason (as each term is defined in the Weinmann Employment Agreement), Mr. Weinmann will be entitled to: (i) his accrued salary and benefits through the date of termination, and (ii) six months of his then-current monthly base salary. All of Mr. Weinmann’s severance benefits are subject to his execution of a release of claims in a form acceptable to the Company.

The foregoing summary of the material terms of the Weinmann Employment Agreement is qualified in its entirety by reference to the complete text of the Weinmann Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Employment Agreement by and between Fathom Holdings Inc. and Daniel Weinmann.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: June 29, 2026	/s/ Adam Rothstein
Adam Rothstein
Interim Chief Executive Officer